Ohio National Fund, Inc.

Supplement dated January 24, 2022

to the Summary Prospectus dated May 1, 2021

The following supplements and amends the summary prospectus dated May 1, 2021:

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

ON Growth Model Portfolio

Under the section “Management,” references to Nick Trivett are deleted.

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Please retain this supplement with your Prospectus for future reference.